UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 6, 2015

TeleCommunication Systems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-30821	52-1526369
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

275 West Street, Annapolis, Maryland		21401
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	410/263-7616

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On July 6, 2015, TeleCommunication Systems, Inc. (the "Company") issued a press release announcing that its Board of Directors has established a Special Committee comprised solely of independent directors to explore strategic alternatives to enhance stockholder value. As the Company indicated in the press release, there can be no assurance that the evaluation of strategic alternatives will result in the Company pursuing a particular transaction or completing any such transaction.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release, dated July 6, 2015, issued by TeleCommunication Systems, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleCommunication Systems, Inc.

July 6, 2015	By:	/s/ Bruce A. White

Name: Bruce A. White
Title: Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated July 6, 2015, issued by TeleCommunication Systems, Inc.